Exhibit 10.1.1

                                                                EXECUTION COPY

Dated as of November 20, 2003


MDC Corporation Inc.
45 Hazelton Avenue
Toronto, Ontario
M5R 2E3

ATTENTION:        MR. MILES NADAL,
                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

Custom Direct Income Fund
79 Wellington Street West
Suite 3000
Box 270, TD Centre
Toronto, Ontario
M5K 1N2

ATTENTION:        MR. JOHN C. BROWNING
                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


Dear Sirs:

         The undersigned, CIBC World Markets Inc. ("CIBC WORLD MARKETS") and TD Securities Inc., Scotia Capital Inc., BMO Nesbitt Burns Inc., National Bank Financial Inc. and Griffiths McBurney & Partners (individually, an "UNDERWRITER" and collectively, the "UNDERWRITERS"), understand that MDC Corporation Inc. (the "CORPORATION") proposes to issue and sell to the Underwriters 3,400,000 adjustable rate exchangeable securities (the "UNDERWRITTEN SECURITIES"). The Purchased Securities (as hereinafter defined) shall have the attributes described in the Prospectus (as hereinafter defined). Subject to the terms and conditions set out below, the Underwriters agree to purchase severally and not jointly in the respective percentages set out in paragraph 15(a), and by its acceptance hereof, the Corporation agrees to issue and sell to the Underwriters, at the Closing Time (as hereinafter defined), all but not less than all of the Underwritten Securities for an aggregate purchase price of $29,750,000 ($8.75 per Underwritten Security) payable at the Closing Time.

         In addition, the Corporation hereby grants to the Underwriters a one-time, unassignable right (the "UNDERWRITERS' Option") to purchase, severally and not jointly, up to an additional 503,451 adjustable rate exchangeable securities (the "OPTIONAL SECURITIES") on the same basis as the purchase of the Underwritten Securities. If CIBC World Markets, on behalf of the Underwriters, elects to exercise such right, CIBC World Markets shall notify the Corporation in writing not later than 30 days after the Closing Date, which notice shall specify the number of Optional Securities to be purchased by the Underwriters and the date on which such Optional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than five Business Days after the date of such notice but in any event, not later than 30 days after the Closing Date. Optional Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Underwritten Securities and for market stabilization purposes. If any Optional Securities are purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Securities (subject to such adjustments to eliminate fractional securities as CIBC World Markets may determine) that bears the same proportion to the total number of Optional Securities to be purchased as the number of Underwritten Securities set out in paragraph 15(a) opposite the name of such Underwriter bears to the total number of Underwritten Securities.

         The Underwritten Securities and the Optional Securities are hereinafter collectively referred to as the "PURCHASED SECURITIES".


                                 DEFINED TERMS

         "AFFILIATE", "COMPANY", "DISTRIBUTION", "MATERIAL FACT", "MATERIAL CHANGE", "MISREPRESENTATION", "PERSON", "SECURITY" and "SUBSIDIARY" have the respective meanings ascribed to such terms in the Securities Act (Ontario);

         "AGREEMENT" means this agreement relating to the sale of the Purchased Securities by the Corporation and the purchase of the Purchased Securities by the Underwriters;

         "AIF" means the initial annual information form of the Corporation dated April 15, 2003;

         "ARTICLES" means the articles of amalgamation of the Corporation dated January 1, 1999, as amended;

         "AUDITORS" means BDO Dunwoody LLP, auditors of the Corporation and the Fund;

         "BUSINESS DAY" means a day which is not: (i) a Saturday or Sunday or
         (ii) a statutory or civic holiday in the City of Toronto;

         "CANADIAN SECURITIES LAWS" means all applicable securities laws in each of the Qualifying Jurisdictions and the respective regulations and rules under such laws together with applicable published policy statements of the Canadian Securities Administrators and of the securities regulatory authorities in the Qualifying Jurisdictions;

         "CIBC WORLD MARKETS" means CIBC World Markets Inc.;

         "CLOSING" means the closing of the purchase and sale of the Underwritten Securities and the Optional Securities, as applicable;

         "CLOSING DATE" means December 8, 2003 or such other date as the Corporation and the Underwriters may agree upon in writing, provided that in no event shall such date be later than December 31, 2003, and the Optional Closing Date, as applicable;

         "CLOSING TIME" means 8:00 a.m. (Toronto time) on the Closing Date and the Optional Closing Date, as applicable, or such other time as the Corporation and the Underwriters may agree upon in writing;

         "CLASS A SUBORDINATE SHARES" means the Class A Subordinate Voting Shares in the capital of the Corporation;

         "CORPORATION" has the meaning ascribed to such term in the first paragraph of this Agreement;

         "COUNSEL TO THE CORPORATION" means Torys LLP and with respect to the laws of the Qualifying Jurisdictions other than Ontario, local counsel retained by Torys LLP or the Corporation;

         "COUNSEL TO THE FUND" means Torys LLP and with respect to the laws of the Qualifying Jurisdictions other than Ontario, local counsel retained by Torys LLP or the Fund;

         "COUNSEL TO THE UNDERWRITERS" means Lang Michener LLP;

         "CREDIT FACILITY" means the credit arrangements entered into as of May 29, 2003 between Custom Direct LLC and certain lenders pursuant to which Custom Direct LLC was provided with a senior secured credit facility in the aggregate principal amount of up to US$42.5 million comprised of a term facility in the aggregate principal amount of US$37.5 million and a revolving credit facility in the aggregate principal amount of up to US$5.0 million;

         "DIRECTORS" means the directors of the Corporation;

         "DOCUMENTS INCORPORATED BY REFERENCE" means the AIF, the management information circular dated April 15, 2003 in connection with the Corporation's annual meeting of shareholders held on May 29, 2003 (excluding those portions that, pursuant to National Instrument 44-101 of the Canadian Securities Administrators, are not required to be incorporated by reference into the Final Prospectus), the Financial Information, the material change reports dated April 3, 2003, June 4, 2003, June 10, 2003, July 25, 2003 and August 5, 2003 and all other documents deemed to be incorporated by reference into the Final Prospectus by the Canadian Securities Laws;

         "EXCHANGE AGREEMENT" means the exchange agreement dated May 29, 2003 among the Fund, the Corporation and certain other parties pursuant to which the Corporation and Ashton Potter Canada Inc. may exchange their common and preferred shares of Custom Direct, Inc. for units of the Fund upon the Fund meeting certain EBITDA and distribution targets;

         "FINAL PROSPECTUS" means both the English language version and the French language version of the final short form prospectus of the Corporation relating to the offering of the Purchased Securities, together with the Documents Incorporated by Reference;

         "FINANCIAL INFORMATION" means, collectively: (a) the Corporation's audited comparative consolidated financial statements and the notes thereto for the financial year ended December 31, 2002, together with the auditors' report thereon, (b) management's discussion and analysis of financial condition and results of operations of the Corporation for the year ended December 31, 2002, (c) the Corporation's interim unaudited comparative consolidation financial statements, and the notes thereto for the nine months ended September 30, 2003; (d) management's discussion and analysis of financial condition and results of operations of the Corporation for the nine months ended September 30, 2003; and (e) the pro forma consolidated financial statements of the Corporation for the year ended December 31, 2002 and for the nine months ended September 30, 2003;

         "FUND" means Custom Direct Income Fund;

         "INDEMNIFIED PERSONS" means every director, officer, employee and/or agent of each of the Underwriters;

         "LOSSES" means losses, claims, costs, damages, expenses or liabilities, other than loss of profits;

         "MATERIAL" means, in relation to the Corporation, material to the Corporation together with its subsidiaries, considered as a whole;

         "MATERIAL SUBSIDIARIES" mean Maxxcom Inc., Metaca Corporation, Ashton Potter USA, Accent Marketing, Allard Johnson, Colle McVoy, Crispin Porter, MF&P and Fletcher Martin;

         "OPTION CLOSING DATE" means a date specified in the notice given by CIBC World Markets to the Corporation, which will not be earlier than the Closing Date nor later than five Business Days after the date of that notice, or any earlier or later date as may be agreed to in writing by the Corporation and the Underwriters, each acting reasonably, that will in any event not be later than 30 days after the Closing Date;

         "OPTIONAL SECURITIES" has the meaning ascribed to such term in the second paragraph of this Agreement;

          "PLEDGE AGREEMENT" means the pledge agreement to be dated as of the Closing Date between the Corporation and the Trustee relating to the pledge by the Corporation of the common and preferred shares of Custom Direct, Inc.;

         "PRELIMINARY PROSPECTUS" means both the English language version and the French language version of the preliminary short form prospectus of the Corporation relating to the offering of the Purchased Securities, together with the Documents Incorporated by Reference;

         "PROSPECTUS" means, collectively, the Preliminary Prospectus, the Final Prospectus, any Prospectus Amendment, together with the Documents Incorporated by Reference;

         "PROSPECTUS AMENDMENT" means any amendment or supplement to the Preliminary Prospectus or to the Final Prospectus;

         "PURCHASED SECURITIES" means, collectively, the Underwritten Securities and the Optional Securities;

         "QUALIFYING JURISDICTIONS" means each of the provinces of Canada;

         "QUEBEC COUNSEL TO THE CORPORATION" means Gowlings LLP;

         "QUEBEC COUNSEL TO THE FUND" means Gowlings LLP;

         "TRANSFER AGENT" means CIBC Mellon Trust Company in its capacity as transfer agent and registrar of the Purchased Securities;

         "TRUST INDENTURE" means the trust indenture relating to the issuance of the Purchased Securities to be dated as of the Closing Date between the Corporation and the Trustee;

         "TRUSTEE" means CIBC Mellon Trust Company, the trustee under the Trust Indenture;

         "TSX" means the Toronto Stock Exchange;

         "UNDERWRITER" and "UNDERWRITERS" have the respective meanings ascribed to such terms in the first paragraph of this Agreement; and

         "UNDERWRITERS' OPTION" has the meaning ascribed to such term in the second paragraph of this Agreement;

         "UNDERWRITING FEE" means the fee payable by the Corporation to the Underwriters pursuant to paragraph 6 of this Agreement; and

         "UNDERWRITTEN SECURITIES" has the meaning ascribed to such term in the first paragraph of this Agreement.


                              TERMS AND CONDITIONS

1.       FILING PROSPECTUS

         The Corporation has prepared and filed the Preliminary Prospectus and other related documents relating to the proposed distribution of the Purchased Securities in each of the Qualifying Jurisdictions and has obtained a preliminary MRRS decision document (as such term is defined in National Instrument 43-201 of the Canadian Securities Administrators) under the Canadian Securities Laws. The Corporation shall, as soon as possible after any comments of the securities regulatory authorities in the Qualifying Jurisdictions have been resolved and in any event not later than 5:00 p.m. (Toronto time) on December 1, 2003 (or by such later date or dates as may be determined by the Underwriters in their sole discretion), have prepared, filed and obtained a final MRRS decision document (as such term is defined in National Instrument 43-201 of the Canadian Securities Administrators) under the Canadian Securities Laws for the Final Prospectus and other related documents relating to the proposed distribution of the Purchased Securities and shall have fulfilled and complied with, to the reasonable satisfaction of the Underwriters, the Canadian Securities Laws required to be fulfilled or complied with by the Corporation to enable the Purchased Securities to be lawfully distributed or distributed to the public, as the case may be, in the Qualifying Jurisdictions through the Underwriters or any other investment dealers or brokers registered as such in the Qualifying Jurisdictions. The Corporation shall fulfill and comply with the Canadian Securities Laws required to be fulfilled or complied with by the Corporation to permit the issuance and sale of the Purchased Securities in the Qualifying Jurisdictions as freely tradeable Purchased Securities.

2.       DUE DILIGENCE

         Prior to the filing of the Preliminary Prospectus and the Final Prospectus, the Corporation and the Fund shall have allowed the Underwriters to participate fully in the preparation of the Prospectus and shall have allowed the Underwriters to conduct all due diligence investigations which they reasonably require to fulfill their obligations as underwriters and in order to enable them to execute the certificates required to be executed by them in the Prospectus.

3.       RESTRICTIONS ON SALE OUTSIDE THE QUALIFYING JURISDICTIONS

         The Underwriters severally agree not to distribute the Purchased Securities in such manner as to require registration of the Purchased Securities or the filing of a prospectus or any similar document under the laws of any jurisdiction outside the Qualifying Jurisdictions and to distribute the Purchased Securities only in the Qualifying Jurisdictions and in accordance with all applicable laws.

         Any agreements between the Underwriters and the members of any banking or selling group will contain similar restrictions to those contained in this paragraph 3.

4.
         (A) DELIVERIES ON FILING

         In connection with the filings of the Preliminary Prospectus or Final Prospectus, as the case may be, under the Canadian Securities Laws, the Corporation shall as soon as practicable deliver to the Underwriters:

                     (i) a copy of the Preliminary Prospectus or Final Prospectus, as applicable, including all Documents Incorporated by Reference, in the English language signed and certified by the Corporation and the Fund as required by the Canadian Securities Laws applicable in the Qualifying Jurisdictions;

                     (ii) a copy of the Preliminary Prospectus or Final Prospectus, as applicable, including all Documents Incorporated by Reference, in the French language signed and certified by the Corporation and the Fund as required by the Canadian Securities Laws applicable in the Province of Quebec;

                     (iii) a copy of any other document required to be filed by the Corporation or the Fund in compliance with the Canadian Securities Laws;

                     (iv) opinions of Quebec Counsel to the Corporation and Quebec Counsel to the Fund addressed to the Underwriters, the Corporation, the Fund, Counsel to the Corporation, Counsel to the Fund and Counsel to the Underwriters, in form and substance satisfactory to the Underwriters, acting reasonably, dated as of the date of the Final Prospectus, to the effect that the French language version of each of the Preliminary Prospectus and the Final Prospectus, respectively, including all Documents Incorporated by Reference, except for the financial information included in the Preliminary Prospectus and the Final Prospectus, respectively, and in the Documents Incorporated by Reference, as to which no opinion need be expressed, is in all material respects a reasonable and proper translation of the English language version thereof and that such English and French language versions are not susceptible to any materially different interpretation with respect to any material matter contained therein;

                     (v) opinions of the Auditors of the Corporation and the Fund addressed to the Underwriters, the Corporation, the Fund, Counsel to the Underwriters, Counsel to the Corporation and Counsel to the Fund, in form and substance satisfactory to the Underwriters, acting reasonably, dated as of the date of the Final Prospectus, to the effect that the French language version of any financial information included in the Preliminary Prospectus and the Final Prospectus respectively, and in the Documents Incorporated by Reference is in all material respects a complete and proper translation of the English language version thereof and that such English and French language versions are not susceptible to any materially different interpretation with respect to any material matter contained therein;

                     (vi) a "long-form" comfort letter of the Auditors of the Corporation and the Fund dated as of the date of the Final Prospectus (with the requisite procedures to be completed by such Auditors of the Corporation within two Business Days of the date of the Final Prospectus) addressed to the Underwriters, the Fund, and the Corporation, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to certain financial and accounting information relating to the Corporation and the Fund and other numerical data in the Final Prospectus, including all Documents Incorporated by Reference, which letter shall be in addition to the auditors' reports incorporated by reference into or included in the Prospectus, and the auditors' comfort letters addressed to the securities regulatory authorities in the Qualifying Jurisdictions; and

                     (vii) on or before the date of the Final Prospectus
                           evidence satisfactory to the Underwriters and Counsel to the Underwriters, acting reasonably, that the Purchased Securities have been conditionally approved for listing on the TSX, subject to satisfaction of certain usual conditions set out therein.

         (B) PROSPECTUS AMENDMENTS

         When the Corporation is required to prepare a Prospectus Amendment, the Corporation shall also prepare and deliver promptly to the Underwriters and the Fund a signed copy of such Prospectus Amendment in the English and French language along with all Documents Incorporated by Reference which have not been previously delivered. The Prospectus Amendment shall be in form and substance satisfactory to the Underwriters and their counsel, acting reasonably. Concurrently with the delivery of any Prospectus Amendment, the Corporation shall deliver to the Underwriters, with respect to such Prospectus Amendment, documents similar to those referred to in clauses 4(a)(iii), (iv), (v), and, to the extent in need of revision or supplement, (vi) and (vii).

         (C) REPRESENTATIONS AS TO THE PROSPECTUS BY THE CORPORATION

         Delivery of the Preliminary Prospectus, Final Prospectus and any Prospectus Amendment shall constitute a representation and warranty by the Corporation to the Underwriters that as at the date of delivery:

                     (i) all information and statements (except information and statements relating solely to or furnished by the Underwriters or the Fund) contained therein are true and correct and contain no misrepresentations and constitute full, true and plain disclosure of all material facts relating to the Corporation, its subsidiaries and the Purchased Securities;

                     (ii) no material fact or information has been omitted from such disclosure (except that no representations or warranty is given regarding facts or information relating solely to or furnished by the Underwriters or the Fund) which is required to be stated in such disclosure or is necessary to make the statements or information contained in such disclosure not misleading in light of the circumstances under which they were made; and

                     (iii) such documents comply fully with the requirements of the Canadian Securities Laws.

         Such deliveries shall also constitute the consent of the Corporation to the Underwriters' use of such document, for the distribution of the Purchased Securities in compliance with the provisions of this Agreement and the Canadian Securities Laws.

         (D) REPRESENTATIONS AS TO THE PROSPECTUS BY THE FUND

         Delivery of the Preliminary Prospectus, Final Prospectus and any Prospectus Amendment shall constitute a representation and warranty by the Fund to the Underwriters that as at the date of delivery:

                     (i) all information and statements (except information and statements relating solely to or furnished by the Underwriters or any of them or the Corporation or relating to any period up to and including May 29, 2003) contained therein are true and correct and contain no misrepresentations and constitute full, true and plain disclosure of all material facts relating to the Fund, its subsidiaries and the units of the Fund for any period after May 29, 2003; and

                     (ii) no material fact or information has been omitted from such disclosure (except that no representations or warranty is given regarding facts or information relating solely to or furnished by the Underwriters or any of them or the Corporation or relating to any period up to and including May 29, 2003) which is required to be stated in such disclosure or is necessary to make the statements or information contained in such disclosure not misleading in light of the circumstances under which they were made.

         Such deliveries shall also constitute the consent of the Fund to the Underwriters' use of such document, for the distribution of the Purchased Securities in compliance with the provisions of this Agreement and the Canadian Securities Laws.

         (E) COMMERCIAL COPIES

         The Corporation shall deliver, without charge to the Underwriters, commercial copies of the Preliminary Prospectus, Final Prospectus and any Prospectus Amendment in the English and French languages in such numbers and cities as the Underwriters may reasonably request. Such delivery shall be effected as soon as possible and, in any event, with respect to the Final Prospectus on or before 9:00 a.m. on the second Business Day after receipt of the Final MRRS decision document referred to in paragraph 1.

         (F) NOTICE OF TERMINATION OF DISTRIBUTION

         The Underwriters shall after the Closing Date:

                     (i) complete and use their commercially reasonable efforts to cause members of their selling group (if any) to complete the distribution of the Purchased Securities as soon as reasonably practicable; and

                     (ii) give prompt written notice to the Corporation and to the Fund when, in the opinion of the Underwriters, they have completed distribution of the Purchased Securities and of the total proceeds realized in each of the Qualifying Jurisdictions and provide to the Corporation a breakdown of the number of Purchased Securities distributed in each of the Qualifying Jurisdictions where that breakdown is required by Canadian Securities Laws for the purpose of calculating fees payable under Canadian Securities Laws.

5.
         (A) MATERIAL CHANGE TO THE CORPORATION DURING DISTRIBUTION

         During the period from the date hereof to the completion of distribution of the Purchased Securities, the Corporation shall promptly notify the Underwriters in writing of:

                     (i) the full particulars of any material change (actual, anticipated, contemplated, proposed or threatened, financial or otherwise) in the business, affairs, prospects, operations, assets, liabilities (contingent or otherwise), capital or control of the Corporation or any of its subsidiaries;

                     (ii) any material fact which has arisen or been discovered and would have been required to have been stated in the Prospectus had the fact arisen or been discovered on, or prior to, the date of the Prospectus; and

                     (iii) any change in any material fact (which for the
                           purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact);

which fact or change is, or may be, of such a nature as to render any statement in the Prospectus misleading or untrue in any material respect or which would result in a misrepresentation therein or which would result in the Prospectus not complying with the Canadian Securities Laws or which would reasonably be expected to have a significant effect on the market price or value of, or prevent or restrict the trading of the securities of the Corporation or the Fund.

         (B) MATERIAL CHANGE TO THE FUND DURING DISTRIBUTION

         During the period from the date hereof to the completion of distribution of the Purchased Securities, the Fund shall promptly notify the Underwriters in writing of:

                     (i) the full particulars of any material change (actual, anticipated, contemplated, proposed or threatened, financial or otherwise) in the business, affairs, prospects, operations, assets, liabilities (contingent or otherwise), capital or control of the Fund or any of its subsidiaries;

                     (ii) any material fact which has arisen or been discovered and would have been required to have been stated in the Prospectus had the fact arisen or been discovered on, or prior to, the date of the Prospectus; and

                     (iii) any change in any material fact (which for the
                           purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact);

which fact or change is, or may be, of such a nature as to render any statement in the Prospectus relating to the Fund for any period after May 29, 2003 misleading or untrue in any material respect or which would result in a misrepresentation therein or which would reasonably be expected to have a significant effect on the market price or value of, or prevent or restrict the trading of the securities of the Fund.

         (C) PROSPECTUS AMENDMENT

         The Corporation shall promptly, and in any event within any applicable time limitation, comply, to the reasonable satisfaction of the Underwriters, with all applicable filings and other requirements under the Canadian Securities Laws as a result of such fact or change, provided that the Corporation shall not file any Prospectus Amendment or other document without first obtaining the approval of the Underwriters and the Fund, after consultation with the Underwriters and the Fund with respect to the form and content thereof, which approval will not be unreasonably withheld.

         The Corporation and the Fund shall cooperate in all respects with the Underwriters to allow and assist the Underwriters to participate fully in the preparation of any Prospectus Amendment and shall allow the Underwriters to conduct any and all "due diligence" investigations which in the opinion of the Underwriters are required in order to enable the Underwriters to responsibly execute any certificates required to be executed by the Underwriters in any Prospectus Amendment. The Corporation shall in good faith discuss with the Underwriters and the Fund any fact or change in circumstances (actual or anticipated) relating to the Corporation, the Fund and/or any of their respective subsidiaries which is of such a nature that there is reasonable doubt whether written notice need be given under this paragraph 5.

         (D) CHANGE IN CANADIAN SECURITIES LAWS

         If during the period of distribution of the Purchased Securities, there shall be any change in the Canadian Securities Laws which, in the opinion of the Underwriters, requires the filing of a Prospectus Amendment, the Corporation shall, to the satisfaction of the Underwriters and the Fund, each acting reasonably, promptly prepare and file such Prospectus Amendment with the appropriate securities regulatory authority in each of the Qualifying Jurisdictions where such filing is required.

6.       SERVICES PROVIDED BY UNDERWRITERS

         The Purchased Securities will be distributed in the Qualifying Jurisdictions in compliance with the Canadian Securities Laws. In return for their services in acting as financial advisors to the Corporation, in assisting in the preparation of the Prospectus, participating in the managing, banking, selling or other groups for the sale of the Purchased Securities and in distributing the Purchased Securities, both directly and to other registered dealers or brokers, and in performing administrative work in connection with the distribution of the Purchased Securities, the Corporation agrees to pay to the Underwriters, out of the Corporation's general funds, an Underwriting Fee equal to 5% of the sale price of the Purchased Securities. The Underwriting Fee shall be payable to the Underwriters in the manner provided for in paragraph 7.

7.
         (A) DELIVERY OF PURCHASE PRICE AND UNDERWRITING FEE

         The Closing shall be completed at the Closing Time at the offices of Torys LLP in Toronto, or at such other place in Toronto as the Underwriters and the Corporation may agree upon. At the Closing Time, the Corporation shall deliver to CIBC World Markets for the respective accounts of the Underwriters, the Underwritten Securities and the Optional Securities, if any, through the facilities of The Canadian Depository for Securities Limited registered in the name of CDS & Co. or its nominee or as otherwise directed by the Underwriters against payment by the Underwriters to the Corporation of the purchase price of the Underwritten Securities and the Optional Securities, if any, in lawful money of Canada by wire transfer, together with a receipt signed by CIBC World Markets on behalf of itself and the other Underwriters for such certificate. The Corporation shall contemporaneously pay to the Underwriters the Underwriting Fee in respect of the Underwritten Securities and the Optional Securities, if any, payable by bank draft, by certified cheque or in such other manner as the parties may determine to CIBC World Markets on behalf of the Underwriters against the delivery of a receipt for such fee signed by CIBC World Markets on behalf of itself and the other Underwriters.

         (B) TRANSFER AGENT FEES

         The Corporation shall pay all fees and expenses payable to or incurred by the Transfer Agent in connection with the preparation, delivery, and certification of the Purchased Securities and the fees and expenses payable to the Transfer Agent in connection with any transfers of the Purchased Securities as may be required in the course of the distribution of the Purchased Securities and all fees payable to The Canadian Depository for Securities Limited.

8.       REPRESENTATIONS AND WARRANTIES

         (A)      REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation represents and warrants to the Underwriters that:

                     (i) the Corporation is amalgamated and existing under the laws of Ontario and has all requisite power and authority to carry on its activities as now conducted and as currently proposed to be conducted and to own and lease its properties and assets and to carry out the provisions of this Agreement, the Trust Indenture and the Pledge Agreement, if any;

                     (ii) each of the Material Subsidiaries is incorporated and is existing under the laws of its jurisdiction of incorporation or organization and each has all requisite power and authority to carry on its activities as now conducted and as currently proposed to be conducted and to own and lease it properties and assets;

                     (iii) the execution and delivery of this Agreement, the
                           Trust Indenture and the Pledge Agreement, if any, the grant of the Underwriters' Option, the fulfillment of the terms hereof by the Corporation, and the issue, sale and delivery of the Purchased Securities to the Underwriters as contemplated hereby do not and will not result in a breach of, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach by the Corporation of: (A) any statute, rule or regulation applicable to the Corporation or any of the Material Subsidiaries including, without limitation, the Canadian Securities Laws and the by-laws, rules and regulations of the TSX; (B) the Articles or by-laws of any of the Corporation and the Material Subsidiaries or any resolutions of the directors or shareholders thereof which are in effect at the date hereof, (C) any mortgage, note, indenture, agreement or other instrument to which the Corporation or any Material Subsidiary is a party or by which the Corporation or any Material Subsidiary is bound; (D) any judgment, decree or order binding upon the Corporation or any of the Material Subsidiaries or the property or assets of the Corporation or any of the Material Subsidiaries, except where such conflict or breach would not have a material adverse effect on the Corporation or such Material Subsidiary, as the case may be and will not give rise to any lien, charge or encumbrance of any kind whatsoever, in or with respect to the properties or assets now owned or acquired at or prior to the Closing Time by the Corporation or any of its subsidiaries or the acceleration of or the maturity of any debt under any material indenture, mortgage, lease, agreement or instrument binding or affecting any of them or any of their properties, in any case, other than those which terminate on the Closing Date or in respect of which waivers or consents have been received or will be received prior to the Closing Time or those which would not result in a material adverse change to the Corporation;

                     (iv) the Corporation does not directly, or indirectly through one or more intermediaries control, or is not controlled by, or is not under common control with, the Fund;

                     (v) the Corporation is not, and is not controlled by, an "investment company" required to be registered under the United States Investment Company Act of 1940, as amended;

                     (vi) at the Closing Time, the Corporation will be the registered and beneficial owner of all of the issued and outstanding Class B common shares of Custom Direct, Inc. and all of the issued and outstanding Series B preferred shares of Custom Direct, Inc., all of which shares are validly issued and outstanding as fully paid and non-assessable shares of Custom Direct, Inc.;

                     (vii) the Corporation is, or will be at the Closing Time,
                           the registered and beneficial owner of 3.903449098 Class B common shares and 3.903449884 Series B preferred shares in the capital of Custom Direct, Inc., which shares represent all of the issued and outstanding Class B common shares and all of the issued and outstanding Series B preferred shares and 20% of the issued and outstanding common shares of Custom Direct, Inc. and 20% of the issued and outstanding preferred shares of Custom Direct, Inc.;

                     (viii) each of the Corporation and the Material
                           Subsidiaries has conducted and is conducting the activities of the Corporation and such Material Subsidiaries in compliance in all respects with all applicable laws, conditions, requirements, orders, permits, rules and regulations of each jurisdiction in which its activities are carried on except to the extent such non-compliance would not have a material adverse effect on the Corporation or any Material Subsidiary and each of the Corporation and each Material Subsidiary is duly licensed, registered or qualified in all jurisdictions in which it owns, licenses or operates its property or carries on activities to the extent required to enable the activities of the Corporation and the Material Subsidiaries to be carried on as now conducted or as proposed to be conducted, except to the extent that the lack of such license, registration or qualification would not have a material adverse affect on the Corporation and all such licences, registrations and qualifications are valid and subsisting in good standing;

                     (ix) there is no action, proceeding or investigation (whether or not purportedly on behalf of the Corporation or any of its subsidiaries) pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation or any of its subsidiaries, at law or in equity or before any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign, which could materially adversely affect the Corporation and the Material Subsidiaries considered as a whole or which questions the validity of the issuance of the Purchased Securities or any action taken or to be taken by the Corporation pursuant to or in connection with this Agreement or which would prevent or restrict the trading of any securities of the Corporation or the units of the Fund;

                     (x) there is no person or company acting or purporting to act for the Corporation entitled to any brokerage or finder's fee in connection with this Agreement, except as provided herein or as referred to in the Prospectus, and in the event any person or company acting or purporting to act for the Corporation establishes a claim for any such fee from the Underwriters, the Corporation covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

                     (xi) this Agreement has been duly authorized, executed and delivered by the Corporation and, assuming the due execution and delivery hereof by the Underwriters, this Agreement constitutes, and the Trust Indenture and Pledge Agreement, if any, when executed and delivered, will constitute legal, valid and binding obligations of the Corporation enforceable in accordance with its terms, provided that enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, that specific performance, injunctive relief and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction and that rights of indemnity and/or contribution set out in this Agreement may be limited by applicable law;

                     (xii) the issuance of the Purchased Securities by the
                           Corporation to the Underwriters has been duly authorized by all necessary action on the part of the Corporation and at the Closing Time such Purchased Securities will be validly created, issued and sold to the Underwriters;

                     (xiii) except those that would not have a material adverse effect on the Corporation, neither the Corporation nor any Material Subsidiary is in breach of, conflict with, or default under, and no event or omission has occurred which after notice or lapse of time or both, would constitute a breach of, conflict with, or default under, or would result in the acceleration or maturity of any indebtedness or other material liabilities or obligations under any, mortgage, hypothec, note, indenture, contract, agreement (written or oral), instrument, lease, licence or other document to which it is a party or is subject or by which it is bound;

                     (xiv) except as disclosed in the Prospectus, the
                           Corporation and its subsidiaries do not have any contingent liabilities in excess of the liabilities that are either reflected or reserved against in the Corporation's financial statements which are material to the Corporation;

                     (xv) the Auditors of the Corporation are independent chartered accountants as required under the Canadian Securities Laws, and there has not been any disagreement (within the meaning of National Policy Statement 31) since January 1, 2002 with the Auditors of the Corporation;

                     (xvi) the Financial Information has been prepared in
                           accordance with Canadian generally accepted accounting principles and presents fairly, in all material respects, the financial condition and the results of operations, and cash flow of the Corporation as of the dates and for the periods referred to therein. The financial information relating to the Fund in the Prospectus for any period prior to May 29, 2003 has been prepared in accordance with Canadian generally accepted accounting principles and presents fairly, in all material respects, the financial condition and the results of operations, and cash flow of each of Custom Direct, Inc. and of the Fund as at and for the periods referred to therein but only to the extent that such financial information is given as of a date or for a period prior to May 29, 2003;

                     (xvii) the Corporation shall use the net proceeds from the sale of the Purchased Securities as set out in the Preliminary Prospectus;

                     (xviii) other than the Material Subsidiaries, the
                           Corporation has no subsidiaries which account individually for more than 10% of the consolidated revenue or assets of the Corporation (net of minority interests);

                     (xix) the Corporation is eligible to file a short form
                           prospectus and no securities commission, stock exchange or other regulatory authority has issued any order preventing or suspending the use of the Prospectus;

                     (xx) other than as disclosed in the Financial Information, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Corporation with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Corporation;

                     (xxi) the Corporation and each of its subsidiaries
                           maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain book value for assets;
                           (iii) access to its assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to differences; and (v) material information relating to the Corporation is made known to those within the Corporation responsible for the preparation of the financial statements during the period in which the financial statements have been prepared;

                     (xxii) all income tax returns of the Corporation and the
                           Material Subsidiaries required by law to be filed in any jurisdiction have been filed and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except tax assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. All other tax returns of the Corporation and its subsidiaries required to be filed pursuant to any applicable law have been filed, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The Corporation has made instalments of taxes as and when required. Except where such failure to withhold, remit or report would not have a material adverse effect on the Corporation, the Corporation has duly and timely withheld from any amount paid or credited by it to or for the account or benefit of any person, including, without limitation, any employee, officer, director, or non-resident person, the amount of all taxes and other deductions required by applicable law to be withheld and has duly and timely remitted the withheld amount to the appropriate taxing or other authority and has duly and timely issued tax reporting slips or returns in respect of any amount so paid or credited by it as required by applicable law;

                     (xxiii) except where it would not have a material adverse
                           effect on the Corporation, the Corporation and each of the Material Subsidiaries have satisfied all obligations under, and there are no outstanding defaults or violations with respect to, and no taxes, penalties, or fees are owing or exigible under or in respect of, any employee benefit, incentive, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, arrangements or practices relating to the current or former employees, officers or directors of the Corporation and the Material Subsidiaries maintained, sponsored or funded by them, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered and other than as disclosed in the Prospectus all contributions or premiums required to be paid thereunder have been made in a timely fashion and any such plan or arrangement which is a funded plan or arrangement is fully funded on an ongoing and termination basis;

                     (xxiv) the Corporation and its Material Subsidiaries have
                           good and marketable title to the property and assets owned by them and hold a valid leasehold interest in all property leased by them, in each case, free and clear of all mortgages, charges and other encumbrances other than those disclosed in the Prospectus or those which would not individually or in the aggregate have a material adverse effect on the Corporation;

                     (xxv) the Corporation and its Material Subsidiaries
                           maintain insurance policies with reputable insurers against risks of loss of or damage to its properties, assets and business of such types as are customary in the case of entities engaged in the same or similar businesses to the full insurable value of their properties and assets and the Corporation and the Material Subsidiaries are not in default with respect to any provisions of such policies and have not failed to give any notice or to present any claim under any such policy in a due and timely fashion;

                     (xxvi) the Corporation and each of the Material
                           Subsidiaries is the absolute owner and, other than as disclosed in the Prospectus, has the right to use, or is the licensee, sub-licensee or franchisee, as the case may be, of all material intellectual property used by it in its business. No event has occurred during the registration or filing of, or during any other proceeding relating to, such intellectual property that would make invalid or unenforceable, or negate the right to use any intellectual property of the Corporation or the Material Subsidiaries. The conduct of the business of the Corporation and the Material Subsidiaries and the use of their intellectual property does not infringe, and neither the Corporation nor any of the Material Subsidiaries has received any notice, complaint, threat or claim alleging infringement of, any patent, trade mark, trade name, copyright, industrial design, trade secret or proprietary right of any other person, the infringement of which or the determination of any alleged infringement against the Corporation or the Material Subsidiaries would have a material adverse effect on the Corporation, and, to the knowledge of the Corporation, the conduct of the business of the Corporation and the Material Subsidiaries does not include any activity which may constitute passing off;

                     (xxvii) except as disclosed in the Prospectus, since the
                           date of the Corporation's most recently completed financial year end:

                           (A) there has not been any material change (actual, anticipated, contemplated, proposed or threatened, whether financial or otherwise) in the condition of the Corporation;

                           (B) there has not been any material change in the capital stock or long-term or short-term debt of the Corporation and its subsidiaries, taken as a whole; and

                           (C) there has been no transaction out of the ordinary course of business that is material to the Corporation and its subsidiaries, taken as a whole;

                     (xxviii) the minute books and corporate records of the
                           Corporation and its Material Subsidiaries made available to Counsel to the Underwriters, or its local agent counsel in connection with due diligence investigations of the Corporation for the periods from their respective dates of incorporation, continuance or amalgamation, as the case may be, to the date of examination thereof are the original minute books and records of the Corporation and the Material Subsidiaries and contain copies (final or draft) of all proceedings (or certified copies thereof) of the shareholders, the board of directors and all committees of the board of directors of the Corporation and the Material Subsidiaries and there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committee of the board of directors of the Corporation or the Material Subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other corporate records; and

                     (xxix) no person, firm or corporation has any agreement or option or right or privilege capable of becoming an agreement for the purchase from the Corporation of any of the Class B common shares or Series B preferred shares of Custom Direct, Inc. or any units of the Fund issuable pursuant to the Exchange Agreement and the Corporation will not sell, or enter into any agreement to sell, any Class B common shares or Series B preferred shares of Custom Direct, Inc. or any units of the Fund issuable pursuant to the Exchange Agreement.

         In this paragraph 8(a), the "KNOWLEDGE OF THE CORPORATION" means the knowledge of the President and Chief Executive Officer, the Chief Financial Officer and the Senior Vice-President, Finance of the Corporation after having undertaken due inquiry to confirm the accuracy of the subject representation and warranty.

         (B)      REPRESENTATIONS AND WARRANTIES OF THE FUND

         The Fund represents and warrants to the Underwriters that:

                     (i) the Fund has been created and is existing as a trust under the laws of the Province of Ontario and the trustees have been appointed as trustees of the Fund;

                     (ii) the Fund can carry out its affairs as described in the Prospectus in compliance with the terms and provisions of the Declaration of Trust (as defined therein);

                     (iii) the execution, delivery and performance by the
                           trustees of the Fund (or their authorized attorney) of this Agreement and the issuance and delivery of the units of the Fund to the Corporation pursuant to the Exchange Agreement:

                           (A) has been duly authorized by all necessary action on the part of the Fund;

                           (B) does not require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, securities commission or other securities regulatory authority or other third party, except: (i) those which have been obtained; (ii) those as may be required (and will be obtained prior to the Closing Time) under Canadian Securities Laws and applicable U.S. securities laws; or (iii) those which have not been obtained and would not be material to the Fund or to Custom Direct, Inc.;

                           (C) does not (or will not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with or result in a default under, or allow any other person to exercise any rights under, any of the terms or provisions of the constating documents or by-laws or resolutions of the trustees (or any committee thereof), or securityholders of the Fund, or any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Fund, or any agreement, license or permit to which the Fund is a party or by which Custom Direct, Inc. may be affected except, in each case, any breach, violation, conflict, default or right that would not be material to the Fund or to Custom Direct, Inc.; and

                           (D) will not result in the violation of any applicable law;

                     (iv) this Agreement has been duly executed and delivered by or on behalf of the trustees of the Fund and constitutes legal, valid and binding obligations of the Fund, enforceable in accordance with its respective terms provided that enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, that specific performance, injunctive relief and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction and that rights of indemnity and/or contribution set out in this Agreement may be limited by applicable law;

                     (v) other than as set out in the Prospectus, to the knowledge of the Fund, there is no agreement in force or effect which in any manner affects or will affect the voting or control of any of the securities of the Fund or its subsidiaries;

                     (vi) the Fund is the registered and beneficial owner of all of the issued and outstanding common shares of Custom Direct Canada and holds those securities free and clear of any liens, charges or encumbrances; Custom Direct Canada Inc. is the registered and beneficial owner of all of the issued and outstanding Class A common shares of Custom Direct, Inc. representing 80% of the issued and outstanding common shares of Custom Direct, Inc. and holds those securities free and clear of any liens, charges or encumbrances other than as provided for under the Credit Facility as described in the Prospectus; Custom Direct ULC is the registered and beneficial owner of all of the issued and outstanding Series A preferred shares of Custom Direct, Inc. representing 80% of the issued and outstanding preferred shares of Custom Direct, Inc. and holds those securities free and clear of any liens, charges or encumbrances other than as provided for under the Credit Facility; Custom Direct, Inc. is the registered and beneficial owner of all of the issued and outstanding common shares of Custom Direct ULC and holds those securities free and clear of any liens, charges or encumbrances other than as provided for under the Credit Facility; the Fund is the holder of US$78.2 million principal amount of Custom Direct ULC Notes and holds those securities free and clear of any liens, charges or encumbrances; Custom Direct, Inc. is the registered and beneficial owner of all of the issued and outstanding membership interests of Custom Direct LLC and holds those securities free and clear of any liens, charges or encumbrances other than as provided for under the Credit Facility; and Custom Direct LLC is the registered and beneficial owner of all of the issued and outstanding shares in the capital of Unique Checks, Inc. free and clear of any liens, charges or encumbrances other than as provided for under the Credit Facility;

                     (vii) other than as set out in the Prospectus, the Fund
                           does not, directly or indirectly, hold any shares, other securities, options or rights to subscribe for shares or other securities of any corporation, partnership or other entity;

                     (viii) the Fund is authorized to issue an unlimited number of units of the Fund, of which, as of the date of this Agreement, 15,613,804 units of the Fund are issued and outstanding as fully paid units of the Fund and up to 3,903,451 additional units of the Funds have been reserved for issuance pursuant to the Exchange Agreement;

                     (ix) CIBC Mellon Trust Company has been duly appointed as the registrar and transfer agent of the Fund with respect to the units of the Fund;

                     (x) except as contemplated by this Agreement, the Exchange Agreement or as disclosed in the Prospectus, no person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such (i) under which the Fund is, or may become, obligated to issue any of its securities or (ii) for the purchase of any security (including debt) of the Fund;

                     (xi) except as disclosed in the Prospectus, there is no material action, suit, proceeding or investigation, at law or in equity, by any person, nor any arbitration, administrative or other proceeding by or before any governmental entity pending, or, to the best of the knowledge of the Fund threatened against or affecting the Fund, any of its subsidiaries or any of their respective properties, rights or assets;

                     (xii) the units of the Fund, including the units to be
                           issued pursuant to the Exchange Agreement, are listed on the TSX;

                     (xiii) the units of the Fund to be issued pursuant to the
                           Exchange Agreement have been, or prior to the date of issuance will be, duly created and, when issued, delivered and paid for in full, will be validly issued and fully paid units of the Fund, and will not have been issued in violation of or subject to any pre-emptive rights or contractual rights to purchase securities issued by the Fund;

                     (xiv) the financial information relating to the Fund in
                           the Prospectus for any period on or after May 29, 2003 has been prepared in accordance with Canadian generally accepted accounting principles and presents fairly, in all material respects, the financial condition and the results of operations, and cash flow of each of Custom Direct, Inc. and of the Fund as at the dates and for the periods referred to therein but only to the extent that such financial information is at or for a period after May 29, 2003;

                     (xv) the Auditors of the Fund are independent chartered accountants as required under Canadian Securities Laws and, there has not been any reportable disagreement (within the meaning of National Policy Statement No. 31 of the Canadian Securities Administrators) with the Auditors of the Fund; and

                     (xvi) except as disclosed in the Prospectus, none of the
                           trustees, officers or employees of the Fund, any person who owns, directly or indirectly, more than 10% of any class of securities of the Fund or securities of any person exchangeable for more than 10% of any class of securities of the Fund, or any associate or affiliate of any of the foregoing, had or has any material interest, direct or indirect, in any material transaction or any proposed material transaction with Custom Direct, Inc. or with the Fund which materially affects, is material to or will materially affect Custom Direct, Inc. or the Fund.

         In this paragraph 8(b), the "KNOWLEDGE OF THE FUND" means the knowledge of the senior officers of Custom Direct, Inc. after having undertaken due inquiry to confirm the accuracy of the subject representation and warranty.

9. CONDITIONS TO THE PURCHASE OF THE UNDERWRITTEN SECURITIES OR THE OPTIONAL SECURITIES, AS APPLICABLE

         The obligation of the Underwriters to purchase the Underwritten Securities or the Optional Securities, as applicable, on the Closing Date shall be subject to the accuracy of the representations and warranties of the Corporation and the Fund, contained herein both as of the date hereof and as of the Closing Date, the performance by the Corporation and the Fund of their obligations hereunder and the following additional conditions:

                     (i) the Underwriters shall have received at the Closing Time favourable legal opinions addressed to the Underwriters and Counsel to the Underwriters, dated the Closing Date from Counsel to the Corporation and Counsel to the Fund substantially in the form of
                           Schedule 9(i), provided that for the legal opinions referred to therein which concern matters of law of provinces other than Ontario, such opinions will be provided by local counsel where they deem such reliance proper, and in providing such opinion, counsel may rely as to matters of fact, on certificates of the Corporation's officers, the Transfer Agent, the Auditors of the Corporation and the Fund and public and stock exchange officials;

                     (ii) the Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date from Counsel to the Underwriters with respect to transactions referred to in and contemplated by this Agreement, as the Underwriters may reasonably request; provided that Counsel to the Underwriters shall be entitled to rely on the opinions of local counsel as to matters governed by the laws of jurisdictions other than the laws of Canada and the Provinces of Ontario and British Columbia and as to matters of fact, on certificates of the Corporation's officers, the Transfer Agent, the Auditors of the Corporation and the Fund and public and stock exchange officials, and provided further that Counsel to the Underwriters shall be entitled to rely upon the opinion of Counsel to the Corporation and the Fund with respect to the matters in Schedule 9(i);

                     (iii) the Underwriters shall have received at the Closing
                           Time a letter dated the Closing Date from the Auditors of the Corporation and the Fund addressed to the Underwriters, in form and substance satisfactory to the Underwriters, acting reasonably, confirming the continued accuracy of the comfort letter to be delivered to the Underwriters pursuant to paragraph 4(a)(vi) with such changes as may be necessary to bring the information in such letter forward to within two Business Days of the Closing Date, which changes shall be acceptable to the Underwriters in their discretion;

                     (iv) the Underwriters shall have received at the Closing Time certificates dated the Closing Date, signed by an appropriate officer of the Corporation, addressed to the Underwriters and their counsel, with respect to the Articles and the by-laws of the Corporation, the authorizing resolutions relating to this Agreement, the Trust Indenture, the Pledge Agreement, if any, the Prospectus and the incumbency and specimen signatures of signing officers;

                     (v) the Underwriters shall have received at the Closing Time a certificate or certificates dated the Closing Date, and signed on behalf of the Corporation by the Chief Executive Officer and the Chief Financial Officer or any two senior officers of the Corporation acceptable to the Underwriters and addressed to the Underwriters certifying for and on behalf of the Corporation, after having made due enquiry and after having carefully examined the Prospectus, that:

                           (A) the Corporation has duly complied with all covenants and satisfied all the terms and conditions in this Agreement on its part to be performed or satisfied at or prior to the Closing Time;

                           (B) to the knowledge of such officers, no order, ruling or determination having the effect of suspending the sale or ceasing, suspending or restricting the trading of the Purchased Securities or the units of the Fund, or any other securities of the Corporation or the Fund in any of the Qualifying Jurisdictions has been issued or made by any stock exchange, securities commission or regulatory authority and is continuing in effect and no proceedings, investigations or enquiries for that purpose have been instituted or are pending or are contemplated or threatened under any of the Canadian Securities Laws or by any other regulatory authority;

                           (C) since the respective dates as of which information is given in the Final Prospectus, as amended by any Prospectus Amendment, except as set forth in and contemplated by the Final Prospectus as so amended, to the date of such certificate, there has been no material change (actual or anticipated) in any of the business, affairs, prospects, operations, assets and liabilities (contingent or otherwise) of the Corporation together with the Material Subsidiaries considered as a whole or in the capital of the Corporation, other than as disclosed in the Final Prospectus or any Prospectus Amendment, as the case may be;

                           (D) all necessary consents, approvals and authorizations, including those which have been obtained or which may be required under the securities laws of each of the Qualifying Jurisdictions, which are required for the consummation by the Corporation of the transactions contemplated by this Agreement have been obtained;

                           (E) the TSX has approved the listing of the Purchased Securities on the TSX subject only to such usual conditions and to the filing of usual documents in accordance with the requirements of the TSX;

                           (F) the representations and warranties of the Corporation contained in this Agreement are true and correct as of the Closing Time on the Closing Date, with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement;

                           (G) all information and statements contained in the Prospectus relating to (i) the Fund for all periods up to and including May 29, 2003, and (ii) the Corporation are, as at the Closing Time, true and correct in all material respects, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to (i) the Fund for all periods up to and including May 29, 2003, and (ii) the Corporation, the Purchased Securities and the units of the Fund, and no material fact has been omitted therefrom (except that no certification shall be given regarding the facts or information relating solely to or furnished by the Underwriters or, in respect of any period after May 29, 2003, the Fund) which is required to be stated or which is necessary to make any statements or information contained therein not misleading in light of the circumstances in which they were made;

                     (vi) the Underwriters shall have received at the Closing Time a certificate or certificates dated the Closing Date, and signed on behalf of the Fund by any two trustees and addressed to the Underwriters certifying for and on behalf of the Fund, after having made due enquiry and after having carefully examined the Prospectus, that:

                           (A)     the Fund has duly complied with all
                                   covenants and satisfied all the terms and conditions in this Agreement on its part to be performed or satisfied at or prior to the Closing Time;

                           (B) to the knowledge of such trustees, no order, ruling or determination having the effect of suspending the sale or ceasing, suspending or restricting the trading of the units of the Fund, or any other securities of the Fund in any of the Qualifying Jurisdictions has been issued or made by any stock exchange, securities commission or regulatory authority and is continuing in effect and no proceedings, investigations or enquiries for that purpose have been instituted or are pending or are contemplated or threatened under any of the Canadian Securities Laws or by any other regulatory authority;

                           (C) since the respective dates as of which information is given in the Final Prospectus, as amended by any Prospectus Amendment, except as set forth in and contemplated by the Final Prospectus as so amended, to the date of such certificate, there has been no material change (actual or anticipated) in any of the business, affairs, prospects, operations, assets and liabilities (contingent or otherwise) of the Fund together with the its subsidiaries considered as a whole or in the capital of the Fund, other than as disclosed in the Final Prospectus or any Prospectus Amendment, as the case may be;

                           (D) all necessary consents, approvals and authorizations, including those which have been obtained or which may be required under the securities laws of each of the Qualifying Jurisdictions, which are required for the consummation by the Fund of the transactions contemplated by the Exchange Agreement have been obtained;

                           (E) the representations and warranties of the Fund contained in this Agreement are true and correct as of the Closing Time on the Closing Date, with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement;

                           (F) all information and statements contained in the Prospectus relating to the Fund for any period after May 29, 2003 are, as at the Closing Time, true and correct in all material respects, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Fund for any period after May 29, 2003 and the units of the Fund, and no material fact has been omitted therefrom (except that no certification shall be given regarding the facts or information relating solely to or furnished by the Underwriters or any of them or the Corporation or relating to any period up to and including May 29, 2003) which is required to be stated or which is necessary to make any statements or information contained therein not misleading in light of the circumstances in which they were made;

                     (vii) the Underwriters shall have received such other
                           instruments and closing documents as they may reasonably require;

                     (viii) the Corporation's existing lenders shall have
                           granted all necessary consents and discharges of security to permit the completion of the transactions contemplated by this Agreement, the Trust Indenture and the Pledge Agreement, if any, free and clear of liens and charges, with respect to the Corporation and its subsidiaries;

                     (ix) each of the Trust Indenture and the Pledge Agreement, if any, shall have been executed and delivered by the Corporation and the Trustee, in form and content acceptable to the Underwriters;

                     (x) the Underwriters, Custom Direct, Inc. and holders of Purchased Securities shall have received an indemnity agreement from the Corporation in respect of US withholding taxes in form and content acceptable to the Underwriters, acting reasonably, provided that in the case of the indemnity agreement in favour of the holders of Purchased Securities, such indemnity agreement shall be contained in the Trust Indenture; and

                     (xi) the Corporation will have filed a material change report on November 20, 2003 in respect of the restructuring of the offering as an offering of 3,400,000 Underwritten Securities, together with the Underwriters' Option.

10.      TERMINATION RIGHTS

         (A) LITIGATION

         If, prior to the Closing Time, any inquiry, action, suit, investigation or other proceeding is instituted or announced by any person or company or any order is made by any domestic or foreign federal, provincial, state other governmental authority securities commission, stock exchange or self regulatory organization in relation to the Corporation or the Fund, which, in the reasonable opinion of the Underwriters or any of them, after consultation with the Corporation, operates to prevent or restrict the distribution or trading of the Purchased Securities or the units of the Fund, any of the Underwriters shall be entitled, at its option, but subject to paragraph 10(e) to terminate its obligations under this Agreement by notice to that effect given to the Corporation at any time prior to the Closing Time.

         (B) MATERIAL CHANGE

         If, prior to the Closing Time, there should occur any material change or a change in any material fact such as is contemplated in paragraphs 5(a) and 5(b) which results or, in the reasonable opinion of the Underwriters or any of them, would reasonably be expected to have a significant adverse effect on the market price or value of the Purchased Securities or the units of the Fund any of the Underwriters shall be entitled, at its option, but subject to paragraph 10(e) to terminate its obligations under this Agreement by written notice to that effect given to the Corporation at any time prior to the Closing Time.

         (C) DISASTER OUT

         If, prior to the Closing Time, there should develop, occur or come into effect any occurrence of national or international consequence, any acts of terrorism or hostilities or escalation thereof or other calamity or causes, or any event, action, condition, law, governmental regulation, enquiry or other occurrence of any nature whatsoever (including whether national or international) which, in the reasonable opinion of any of the Underwriters, seriously adversely affects, or may seriously affect, the Canadian or United States financial markets or the business, operations or affairs of the Corporation together with the Material Subsidiaries considered as a whole, or the business, operations or affairs of the Fund together with its subsidiaries considered as a whole, any of the Underwriters shall be entitled at its option, but subject to paragraph 10(e), to terminate its obligation under this Agreement by written notice to that effect given to the Corporation at any time prior to the Closing Time.

         (D) CONDITIONS

         The Corporation agrees that all material terms and conditions of this Agreement shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by it or the Fund, that it will use its commercially reasonable efforts to cause such conditions to be complied with, and that any breach or failure by the Corporation or the Fund to comply with any of such conditions shall entitle any of the Underwriters, at its option, to terminate its obligations to purchase the Purchased Securities by notice to that effect given to the Corporation at or prior to the Closing Time unless otherwise expressly provided in this Agreement. The Underwriters may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to their rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriters only if such waiver or extension is in writing and signed by all of the Underwriters.

         (E) EXERCISE OF TERMINATION RIGHTS

         The rights of termination contained in paragraphs 10(a), (b), (c) and
(d) may be exercised by any one or more of the Underwriters; and such rights of termination are in addition to any other rights or remedies any of the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Corporation or the Fund in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Corporation or the Fund, as the case may be, or on the part of the Corporation or the Fund, as the case may be, to the Underwriters except in respect of any liability which may arisen or may arise after such termination under paragraph 11, 12, 14, 15 and 26. A notice of termination given by an Underwriter under paragraph 10(a), (b), (c) or (d) shall not be binding upon any other Underwriter.

11.      INDEMNITIES

         (A) INDEMNITY BY THE CORPORATION

         To the extent permitted by law, the Corporation agrees to protect, hold harmless and indemnify each of the Underwriters and each and every one of the Indemnified Persons from and against all Losses, which any such Underwriter or any of them may be subject to or suffer or incur, whether under the provisions of any statute or otherwise, and which are caused or incurred by or arise directly or indirectly by reason of or in consequence of:

                     (i) any information or statement (except any information or statement furnished by or relating solely to the Underwriters or any of them or the Fund) contained in the Prospectus or in any certificate of the Corporation delivered under this Agreement which at the time and in light of the circumstances under which it was made contains or is alleged to contain a misrepresentation;

                     (ii) any omission or alleged omission to state in the Prospectus or any certificate of the Corporation delivered under this Agreement or pursuant to this Agreement any material fact or information (except facts or information furnished by or relating solely to the Underwriters or any of them or the Fund), required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

                     (iii) any order made or enquiry, investigation or
                           proceedings commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission, or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission furnished by or relating solely to the Underwriters or any of them or the Fund) in the Prospectus or based upon any failure to comply with Canadian Securities Laws (other than any failure or alleged failure to comply by the Underwriters or the
                           Fund), preventing or restricting the trading in or the sale or distribution of the Purchased Securities in any of the Qualifying Jurisdictions;

                     (iv) any breach of a representation or warranty made in this Agreement by the Corporation or the failure of the Corporation to comply with any of its obligations hereunder; or

                     (v) the Corporation not complying with any requirement of any Canadian Securities Laws.

         (B) INDEMNITY BY THE FUND

         To the extent permitted by law, the Fund agrees to protect, hold harmless and indemnify each of the Underwriters and each and every one of the Indemnified Persons from and against all Losses, which any such Underwriter or any of them may be subject to or suffer or incur, whether under the provisions of any statute or otherwise, and which are caused or incurred by or arise directly or indirectly by reason of or in consequence of:

                     (i) any information or statement (except any information or statement furnished by or relating solely to the Underwriters or any of them or the Corporation or relating to any period up to and including May 29,
                           2003) contained in the Prospectus or in any certificate of the Fund delivered under this Agreement which at the time and in light of the circumstances under which it was made contains or is alleged to contain a misrepresentation;

                     (ii) any omission or alleged omission to state in the Prospectus or any certificate of the Fund delivered under this Agreement or pursuant to this Agreement any material fact or information (except facts or information furnished by or relating solely to the Underwriters or any of them or the Corporation or relating to any period up to and including May 29,
                           2003), required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

                     (iii) any order made or enquiry, investigation or
                           proceedings commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission, or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission furnished by or relating solely to the Underwriters or any of them or the Corporation or relating to any period up to and including May 29,
                           2003) in the Prospectus or based upon any failure to comply with Canadian Securities Laws (other than any failure or alleged failure to comply by the Underwriters or any of them or the Corporation), preventing or restricting the trading in or the sale or distribution of the units of the Fund issuable pursuant to the Exchange Agreement in any of the Qualifying Jurisdictions;

                     (iv) any breach of a representation or warranty made in this Agreement by the Fund or the failure of the Fund to comply with any of its obligations hereunder; or

                     (v) the Fund not complying with any requirement of any Canadian Securities Laws.

Notwithstanding the provisions of paragraph 11(b), the Fund shall have no responsibility to indemnify any Underwriter or Indemnified Person with respect to any claim relating to information, statements or omissions that do not relate to the Fund and to any period after May 29, 2003.

         (C) NOTIFICATION OF CLAIMS

         If any matter or thing contemplated by this paragraph 11 (any such matter or thing being referred to as a "CLAIM") is asserted against any one or more of the Indemnified Persons, such Indemnified Person will notify the Corporation or the Fund, as the case may be, as soon as reasonably practicable in writing of the nature of such Claim and the Corporation or the Fund, as the case may be, shall be entitled to (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce such Claim; provided, however, that the defence shall be conducted through legal counsel acceptable to the Indemnified Person, acting reasonably, that no settlement of any such Claim may be made by the Corporation or the Fund, as the case may be, or the Indemnified Person without the prior written consent of the other party and neither the Corporation nor the Fund, as the case may be, shall be liable for any settlement of any such Claim unless it has consented in writing to such settlement, such consent not to be unreasonably withheld.

         (D) RETAINING COUNSEL

         In any such Claim, the Indemnified Person shall have the right to retain other counsel to act on his or its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Person unless:
(i) the Corporation or the Fund, as the case may be, and the Indemnified Person shall have mutually agreed to the retention of other counsel, or (ii) the named parties to any such Claim (including any added third or impeded party) include both the Indemnified Person on the one hand and the Corporation or the Fund, as the case may be, on the other hand and the representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them. Notwithstanding the foregoing, neither the Corporation nor the Fund, as the case may be, shall be liable for any settlement of any Claim unless it has consented in writing to such settlement, such consent not to be unreasonably withheld.

         (E) NO DELIVERY

         The rights of indemnity contained in this paragraph 11 will not enure to the benefit of the Underwriters if the Corporation and Fund have complied with the provisions of Sections 4 and 5 and the person asserting any Claim contemplated by this paragraph 11 was not provided with a copy of any Prospectus or Prospectus Amendment which corrects any untrue statement or information, misrepresentation (for the purposes of Canadian Securities Laws or any of them) or omission which is the basis of such Claim and which is required under Canadian Securities Laws to be delivered to that person by the Underwriters or members of their banking or selling group (if any).

12.      CONTRIBUTION

         (A) RIGHT OF CONTRIBUTION OF THE CORPORATION

         In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in paragraph 11(a) would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriters or enforceable otherwise than in accordance with its terms, the Corporation, and the Underwriters, severally, shall contribute to the aggregate of all claims, expenses, costs and liabilities and all Losses of a nature contemplated in paragraph 11(a) or 11(b) in such proportions so that the Underwriters are responsible for the portion represented by the percentage that the aggregate fee payable by the Corporation to the Underwriters pursuant to paragraph 6 bears to the aggregate offering price of the Purchased Securities and the Corporation is responsible for the balance, whether or not they have been sued together or sued separately. The Underwriters shall not in any event be liable to contribute, in the aggregate, any amount in excess of such aggregate fee or any portion of such fee actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or gross negligence shall be entitled to claim contribution from any person or company who has not engaged in such fraud, fraudulent misrepresentation or gross negligence.

         (B) RIGHT OF CONTRIBUTION OF THE CORPORATION IN ADDITION TO OTHER
RIGHTS

         The rights to contribution provided in this paragraph 12 shall be in addition to and not in derogation of any other right to contribution which the Underwriters or the Corporation may have by statute or otherwise at law.

         (C) CALCULATION OF CONTRIBUTION OF THE CORPORATION

         In the event that the Corporation may be held to be entitled to contribution from the Underwriters under the provisions of any statute or at law, the Corporation shall be limited to contribution in an amount not exceeding the lesser of:

                              (A) the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriters are responsible, as determined in paragraph 12(a); and

                              (B) the amount of the aggregate fee actually received by the Underwriters from the Corporation under this Agreement.

         (D) NOTICE TO THE CORPORATION

         If any of the Underwriters has reason to believe that a claim for contribution may arise, it shall give the Corporation notice of such claim in writing, as soon as reasonably practicable, but failure to notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Underwriters under this paragraph 12 except to the extent by which the Corporation is prejudiced by such failure.

         (E) RIGHT OF CONTRIBUTION IN FAVOUR OF OTHERS

         With respect to paragraph 11 and this paragraph 12, the Corporation acknowledges and agrees that the Underwriters are contracting on their own behalf and as agents and trustees for each Indemnified Person.

13.      SEVERABILITY

         If any provision of this Agreement shall be adjudged by a competent authority to be invalid or for any reason unenforceable in whole or in part, such invalidity or unenforceability shall not affect the validity, enforceability or operation of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

14.      EXPENSES

         Whether or not the sale of the Purchased Securities shall be completed, all expenses of or incidental to the creation, issue, delivery and sale of the Purchased Securities and all expenses of or incidental to all other matters in connection with the transactions set out in this Agreement, shall be borne by the Corporation including, without limitation, (i) expenses payable in connection with the qualification of the Purchased Securities for distribution or distribution to the public, (ii) all costs incurred in connection with the preparation, translation and printing of the Prospectus, (iii) all costs of any certificates representing the Purchased Securities; (iv) all costs incurred to list the Purchased Securities on the TSX and (v) all fees and disbursements of the Auditors of the Corporation and the Fund and Counsel to the Corporation and the Fund, Quebec Counsel to the Corporation and the Fund and all other local counsel to the Corporation. The Underwriters shall pay $100,000 of the reasonable fees, expenses and disbursements of Counsel to the Underwriters and the Corporation shall pay the reasonable fees, expenses and disbursements exceeding $100,000. In addition, if Closing does not occur, other than by reason of a failure of any Underwriter to comply with the provisions hereof, the Corporation shall reimburse the Underwriters for all of their reasonable "out of pocket" expenses including all fees and disbursements of Counsel to the Underwriters; otherwise, such expenses shall be for the account of the Underwriters.

15.
         (A) OBLIGATION OF UNDERWRITERS TO PURCHASE

         The obligation of the Underwriters to purchase the Underwritten Securities or the Optional Securities, as the case may be, shall be several and not joint or joint and several and shall be limited as regards each Underwriter to the percentage of the Underwritten Securities or the Optional Securities, as the case may be, set out opposite the name of such Underwriters respectively below:


         CIBC World Markets Inc.                              32.0%
         TD Securities Inc.                                   22.5%
         Scotia Capital Inc.                                  18.0%
         BMO Nesbitt Burns Inc.                               10.0%
         National Bank Financial Inc.                         10.0%
         Griffiths McBurney & Partners                         7.5%
                                                           ----------
                                                             100%

         If an Underwriter (a "REFUSING UNDERWRITER") does not complete the purchase and sale of the Underwritten Securities or the Optional Securities, as the case may be, that Underwriter has agreed to purchase under this Agreement (other than in accordance with paragraph 10) the ("DEFAULTED SECURITIES"), CIBC World Markets may delay the closing date for not more than five (5) days and the remaining Underwriters (the "CONTINUING UNDERWRITERS") will be entitled, at their option, to purchase all but not less than all of the Defaulted Securities pro rata according to the number of Underwritten Securities or Optional Securities, as the case may be, to have been acquired by the Continuing Underwriters under this Agreement or in any proportion agreed upon, in writing, by the Continuing Underwriters. If no such arrangement has been made and the number of Defaulted Securities to be purchased by the Refusing Underwriter(s) does not exceed 10% of the Underwritten Securities or the Optional Securities, as the case may be, the Continuing Underwriters will be obligated to purchase the Defaulted Securities on the terms set out in this Agreement in proportion to their obligations under this Agreement. If the number of Defaulted Securities to be purchased by Refusing Underwriters exceeds 10% of the Underwritten Securities or the Optional Securities, as the case may be, the Continuing Underwriters will not be obligated to purchase the Defaulted Securities and, if the Continuing Underwriters do not elect to purchase the Defaulted Securities:

         (a) the Continuing Underwriters will not be obligated to purchase any of the Underwritten Securities or the Optional Securities, as the case may be;

         (b) the Corporation will not be obliged to sell less than all of the Purchased Securities; and

         (c) the Corporation will be entitled to terminate its obligations under this Agreement arising from its acceptance of this offer, in which event there will be no further liability on the part of the Corporation or the Continuing Underwriters, except pursuant to the provisions of paragraphs 11, 12, 14 and 26.

         (B) PURCHASE BY OTHER UNDERWRITERS

         The number of Underwritten Securities or Optional Securities, as the case may be, which the remaining Underwriters wish to purchase pursuant to paragraph 15 shall be divided pro rata among the Underwriters desiring to purchase such Underwritten Securities or Optional Securities, as the case may be, in proportion to the percentage of Underwritten Securities or Optional Securities, as the case may be, which such remaining Underwriters have agreed to purchase as set forth in paragraph 15(a).

         (C) RIGHTS TO PURCHASE OF THE OTHER UNDERWRITERS

         If one or more but not all of the Underwriters shall exercise their right of termination under paragraph 10, the remaining Underwriters shall have the right, but shall not be obligated, to purchase all of the percentage of the Underwritten Securities or the Optional Securities, as the case may be, which would otherwise have been purchased by such Underwriters which have so exercised their right of termination. The number of such Underwritten Securities or Optional Securities, as the case may be, which the remaining Underwriters wish, but are not obligated, to purchase shall be divided pro rata among the Underwriters desiring to purchase such Underwritten Securities or Optional Securities, as the case may be, in proportion to the percentage of Underwritten Securities or Optional Securities, as the case may be, which such remaining Underwriters have agreed to purchase as set forth in paragraph 15(a).

         (D) CORPORATION NOT OBLIGED TO SELL LESS THAN ALL

         Nothing in this paragraph 15 shall oblige the Corporation to sell to the Underwriters less than all of the Purchased Securities.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations, warranties, obligations and agreement of the Corporation and the Fund contained in this Agreement and in any certificate delivered pursuant to the this Agreement or in connection with purchase and sale of the Purchased Securities shall survive the purchase of the Purchased Securities and shall continue in full force and effect unaffected during such period by any subsequent disposition of the Purchased Securities by the Underwriters or the termination of the Underwriters' obligations and shall not be limited or prejudiced by any investigation made by or on behalf of the Underwriters in connection with the preparation of the Prospectus or the distribution of the Purchased Securities.

17.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

18.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

19.      FUNDS

         Unless otherwise indicated, all funds referred to in this Agreement shall be in Canadian dollars.

20.      NOTICE

         Unless herein otherwise expressly provided, any notice, request, direction, consent, waiver, extension, agreement or other communication that is required to or may be given or made hereunder shall be in writing and either personally delivered to a responsible officer of the addressee or sent by telecopy to:

         If to the Corporation, addressed and sent to:

         MDC Corporation Inc.
         45 Hazelton Avenue
         Toronto, Ontario
         M5R 2E3

         Attention:       Miles Nadal
         Fax:             (416) 960-9555


         If to the Fund, addressed and sent to:

         Custom Direct Income Fund
         79 Wellington Street West
         Suite 3000
         Box 270, TD Centre
         Toronto, Ontario
         M5K 1N2

         Attention:       John C. Browning
         Fax:             (416) 865-7380


         In the case of the Corporation and the Fund, with a copy (for informational purposes only and not constituting formal notice) to:

         Torys LLP
         79 Wellington Street West
         Box 270, Suite 3000
         Toronto-Dominion Centre
         Toronto, Ontario
         M5K 1N2

         Attention:        Karrin Powys-Lybbe
         Fax:              (416) 865-7380



         If to CIBC World Markets Inc., addressed and sent to:

         BCE Place
         161 Bay Street, 6th Floor
         Toronto, Ontario
         M5J 2S8

         Attention:        Daniel J. McCarthy
         Fax:              (416) 594-8176


         If to TD Securities Inc., addressed and sent to:

         66 Wellington Street West
         8th Floor, TD Tower
         Toronto, Ontario
         M5K 1A2

         Attention:        Jeremy Walker
         Fax:              (416) 983-3176


         If to Scotia Capital Inc., addressed and sent to:

         Scotia Plaza
         40 King Street West, 66th Floor
         Toronto, Ontario
         M5W 2X6

         Attention:        Sarah B. Kavanagh
         Fax:              (416) 863-7117


         If to BMO Nesbitt Burns Inc., addressed and sent to:

         1 First Canadian Place
         P.O. Box 150, 4th Floor
         Toronto, Ontario
         M5X 1H3

         Attention:        Stephen L. Shapiro
         Fax:              (416) 359-7300



         If to National Bank Financial Inc., addressed and sent to:

         The Exchange Tower
         130 King Street West, Suite 3200
         Toronto, Ontario
         M5X 1J9

         Attention:        Jim R. Hardy
         Fax:              (416) 869-6411


         If to Griffiths McBurney & Partners, addressed and sent to:

         145 King Street West, Suite 1100
         Toronto, Ontario
         M5H 1J8

         Attention:        Mark Wellings
         Fax:              (416) 943-6160


         If to any Underwriter, with a copy (for informational purposes only and not constituting formal notice) to:

         Lang Michener LLP
         BCE Place
         181 Bay Street, Suite 2500
         Toronto, Ontario
         M5J 2T7

         Attention:        Geofrey Myers
         Fax:              (416) 365-1719


         or to such other address as any of the parties may designate by notice given to the others.

         Each notice shall be personally delivered to the addressee or sent by facsimile transmission to the addressee and (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by facsimile transmission shall be deemed to be given and received on the Business Day sent if transmitted prior to 2:00 p.m. on that day or the next Business Day following the day on which it is sent if transmitted on a day other than a Business Day or after 2:00 p.m. on a Business Day.

21.      AUTHORITY OF CIBC WORLD MARKETS INC.

         CIBC World Markets is hereby authorized by each of the other Underwriters to act on its behalf and the Corporation shall be entitled to and shall act on any notice given in accordance with paragraph 20 or agreement entered into by or on behalf of the Underwriters by CIBC World Markets which represents and warrants that it has irrevocable authority to bind the Underwriters, except in respect of any consent to a settlement pursuant to paragraph 11(c) which consent shall be given by the Indemnified Person, a notice of termination pursuant to paragraph 10 which notice may be given (subject to paragraph 10(d) by any of the Underwriters, or any waiver pursuant to paragraph 10(d), which waiver must be signed by all of the Underwriters). CIBC World Markets shall consult with the other Underwriters concerning any matter in respect of which it acts as representative of the Underwriters.

22.      COUNTERPARTS

         This Agreement may be executed by any one or more of the parties to this Agreement by facsimile or in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

23.      STANDSTILL

         The Fund shall not, without the prior written consent of CIBC World Markets, authorize, issue or sell or agree to issue or sell units of the Fund or securities convertible into or exchangeable or exercisable for units of the Fund at any time prior to 90 days after the Closing Date.

         Other than to effect the pledge arrangement set out in the Prospectus under "Pledge of Custom Direct Shares", during the period commencing the date of this Agreement and ending on the day which is 90 days following the Closing, the Corporation and Ashton Potter Canada Inc. will not, directly or indirectly, without the prior written consent of CIBC World Markets (which consent will not be unreasonably withheld or delayed), offer, sell, contract to sell, grant any option to purchase, transfer, assign, pledge, encumber or otherwise dispose of or pledge or encumber any of its securities of Custom Direct, Inc. or any of its units of the Fund, or announce any intention to effect the foregoing, provided that Ashton Potter Canada Inc. may transfer its securities of Custom Direct, Inc. to the Corporation prior to the Closing Date.

24.      FUND NOT TO HOLD PURCHASED SECURITIES

         The Fund agrees for the benefit of the Corporation that at no time will it or any subsidiary in which the Fund or Custom Direct, Inc. has a 50% or greater interest (which, for greater certainty, includes Custom Direct Canada Inc. and Custom Direct ULC) acquire or hold, directly or indirectly, any of the Purchased Securities.

25.      ENTIRE AGREEMENT

         This Agreement shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall not be changed, modified or rescinded, except in writing signed by the parties. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.

26.      UNDERWRITING AGREEMENT DATED MAY 15, 2003

         In addition, the parties hereto hereby confirm and agree that the underwriting agreement dated May 15, 2003 among the Corporation, Ashton Potter Canada Inc., the Fund and the Underwriters continues in full force and effect in accordance with its terms.


         If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance by executing the enclosed copies of this letter where indicated below and returning the same to CIBC World Markets upon which this letter as so accepted shall constitute an agreement among us.

                            CIBC WORLD MARKETS INC.


                            By: _________________________________
                            Name: Daniel J. McCarthy
                            Title: Managing Director

                            TD SECURITIES INC.


                            By: _________________________________
                            Name: Jeremy Walker
                            Title: Managing Director

                            SCOTIA CAPITAL INC.


                            By: _________________________________
                            Name: Sarah B. Kavanagh
                            Title: Managing Director

                            BMO NESBITT BURNS INC.


                            By: _________________________________
                            Name: Stephen L. Shapiro
                            Title: Vice-President

                            NATIONAL BANK FINANCIAL INC.


                            By: _________________________________
                            Name: Jim R. Hardy
                            Title: Managing Director

                            GRIFFITHS MCBURNEY & PARTNERS


                            By: _________________________________
                            Name: Mark Wellings
                            Title:   Partner

The foregoing is accepted and agreed to as of the date first above written.

                            MDC CORPORATION INC.


                            By: _________________________________
                            Name:
                            Title:


                            CUSTOM DIRECT INCOME FUND,
                            BY ITS ATTORNEY, CUSTOM DIRECT CANADA INC.


                            By: _________________________________
                            Name:
                            Title:

                                 SCHEDULE 9(I)

                                FORM OF OPINION